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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 3, 2001
               (Date of Earliest Event Reported: October 3, 2001)

                         Commission File Number 1-11680

                            -------------------------

                          EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                                            76-0396023
   (State or Other Jurisdiction)                              (I.R.S. Employer
 of Incorporation or Organization)                           Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 420-2600

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Item 5.  Other Events.

         El Paso Energy Partners, L.P. announced today that it has entered into a series of transactions to acquire midstream assets for $248 million and will raise the annual distribution to $2.45 per common unit. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

          (c) Exhibits

         Exhibit number             Description
         --------------             -----------
         99.1                       Press release dated October 3, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EL PASO ENERGY PARTNERS, L.P.

                                       By:    /s/ D. Mark Leland
                                          --------------------------------------
                                                  D. Mark Leland
                                         Senior Vice President and Controller
                                            (Principal Accounting Officer)



Date:  October 3, 2000